Exhibit 99.1

Jazz Pharmaceuticals Announces Closing of Senior Secured Notes Offering

DUBLIN, April 29, 2021 – Jazz Pharmaceuticals plc (Nasdaq: JAZZ) (the “Company” or “Jazz”) today announced the closing of its previously announced offering (the “Offering”) of $1.5 billion in aggregate principal amount of 4.375% senior secured notes due 2029 (the “Notes”) by Jazz Securities Designated Activity Company, a direct wholly owned subsidiary of the Company (the “Issuer”). The Notes will mature on January 15, 2029 and will bear an interest rate of 4.375%. The Notes are guaranteed by the Company and certain of its subsidiaries.

The Company expects to use the net proceeds from the Notes and borrowings under new senior secured credit facilities (the “New Senior Secured Credit Facilities”), together with cash on hand, to fund the cash consideration payable in connection with the previously announced acquisition of GW Pharmaceuticals plc (“GW”) (the “Acquisition”), the refinancing of certain of the Company’s indebtedness (including the Company’s existing senior secured credit facility) and fees and expenses in connection with the foregoing. If (1) the Acquisition is consummated without the Company entering into the New Senior Secured Credit Facilities, (2) the Acquisition has not been consummated on or before August 3, 2021 (or such later date to which such date may be extended pursuant to the terms of the Transaction Agreement, dated February 3, 2021, among the Company, GW and Jazz Pharmaceuticals UK Holdings Limited (the “Transaction Agreement”)) or (3) the Transaction Agreement is terminated in accordance with its terms, the Issuer will be required to redeem all of the Notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to, but excluding, the redemption date.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), that are located in the United States, Canada, France, Ireland, Luxembourg, the United Kingdom, and Bermuda and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act that are located in Canada, France, Ireland, Luxembourg, the United Kingdom, and Bermuda. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Jazz Pharmaceuticals plc

Jazz Pharmaceuticals plc (Nasdaq: JAZZ) is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines that transform the lives of patients with serious diseases - often with limited or no options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in key therapeutic areas. Our focus is in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors. We actively explore new options for patients including novel compounds, small molecule advancements, biologics and innovative delivery technologies. Jazz is headquartered in Dublin, Ireland and has employees around the globe, serving patients in more than 90 countries.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jazz and GW, including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing, results and benefits thereof, including the potential for Jazz to accelerate its growth and neuroscience leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; Jazz’s expected financing for the transaction; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz’s or GW’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz’s and GW’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz’s ordinary shares or GW’s American depositary shares or ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz’s ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz and GW, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz’s and GW’s Securities and Exchange Commission (the “SEC”) filings and reports, including Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while Jazz and GW expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz or GW are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz or GW on their respective websites or otherwise. Neither Jazz nor GW undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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Media Contact:

Jacqueline Kirby, Vice President, Corporate Affairs & Government Relations

Ireland +353 1 697 2141        U.S. +1 215 867 4910

Investor Contact:

Andrea N. Flynn, Ph.D., Vice President, Head, Investor Relations

Ireland +353 1 634 7887        U.S. +1 561 306 4035